MOBILE MINI, INC.

                                       and


                         HARRIS TRUST AND SAVINGS BANK,
                                     Trustee



                                 ---------------


                                    INDENTURE


                                 ---------------



                      ______% Senior Subordinated Notes Due
                                November 1, 2002






                          Dated as of ________ __, 1997

                                TABLE OF CONTENTS
                                                                            Page

                                    ARTICLE I
                        Definitions and Other Provisions
                             of General Application

Section 101. Definitions ...................................................   1
Section 102. Compliance Certificates and Opinions ..........................   7
Section 103. Form of Documents Delivered to Trustee ........................   7
Section 104. Acts of Holders; Record Dates .................................   8
Section 105. Notices, Etc., to Trustee and Company .........................  10
Section 106. Notice to Holders; Waiver .....................................  10
Section 107. Conflict with Trust Indenture Act .............................  11
Section 108. Effect of Headings and Table of Contents ......................  11
Section 109. Successors and Assigns ........................................  11
Section 110. Separability Clause ...........................................  11
Section 111. Benefits of Indenture .........................................  11
Section 112. Governing Law .................................................  11
Section 113. Legal Holidays ................................................  11

                               ARTICLE II
                               Note Forms

Section 201. Forms Generally ...............................................  12
Section 202. Form of Face of Note ..........................................  12
Section 203. Form of Reverse of Note .......................................  13
Section 204. Form of Trustee's Certificate of Authentication ...............  15

                               ARTICLE III
                                The Notes

Section 301. Title and Terms ...............................................  16
Section 302. Denominations .................................................  16
Section 303. Execution, Authentication, Delivery and Dating ................  16
Section 304. Temporary Notes ...............................................  17
Section 305. Registration; Registration of Transfer and Exchange ...........  17
Section 306. Mutilated, Destroyed, Lost and Stolen Notes ...................  18
Section 307. Payment of Interest; Interest Rights Preserved ................  19
Section 308. Persons Deemed Owners .........................................  20
Section 309. Cancellation ..................................................  20
Section 310. Computation of Interest .......................................  21

                               ARTICLE IV
                       Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture .......................  21
Section 402. Application of Trust Money ....................................  22

                                ARTICLE V
                          Default and Remedies

Section 501. Events of Default .............................................  22
Section 502. Remedies ......................................................  24
Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee  25
Section 504. Trustee May File Proofs of Claim ..............................  26
Section 505. Trustee May Enforce Claims Without Possession of Notes ........  26
Section 506. Application of Money Collected ................................  26
Section 507. Limitation on Suits ...........................................  27
Section 508. Unconditional Right of Holders to Receive Principal,
             Premium and Interest ..........................................  28
Section 509. Restoration of Rights and Remedies ............................  28
Section 510. Rights and Remedies Cumulative ................................  28
Section 511. Delay or Omission Not Waiver ..................................  28
Section 512. Control by Holders ............................................  28
Section 513. Waiver of Past Defaults .......................................  29
Section 514. Undertaking for Costs .........................................  29
Section 515. Waiver of Usury, Stay or Extension Laws .......................  29

                               ARTICLE VI
                               The Trustee

Section 601. Certain Duties and Responsibilities ...........................  30
Section 602. Notice of Defaults ............................................  30
Section 602. Certain Rights of the Trustee .................................  30
Section 604. Not Responsible for Recitals or Issuance of Notes .............  31
Section 605. May Hold Notes ................................................  31
Section 606. Money Held in Trust ...........................................  32
Section 607. Compensation and Reimbursement ................................  32
Section 608. Conflicting Interests .........................................  32
Section 609. Corporate Trustee Required; Eligibility .......................  33
Section 610. Resignation and Removal; Appointment of Successor .............  33
Section 611. Acceptance of Appointment by Successor ........................  34
Section 612. Merger, Conversion, Consolidation or Succession to Business ...  35
Section 613. Preferential Collection of Claims Against Company .............  35
Section 614. Appointment of Authenticating Agent ...........................  36

                                   ARTICLE VII
                Holders' Lists and Reports by Trustee and Company

Section 701.  Company to Furnish Trustee Names and Addresses of Holders ....  37
Section 702.  Preservation of Information; Communications to Holders .......  37
Section 703.  Reports by Trustee ...........................................  38
Section 704.  Reports by Company ...........................................  38

                                  ARTICLE VIII
              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801.  Company May Consolidate, Etc., Only on Certain Terms .........  38
Section 802.  Successor Substituted ........................................  39

                                   ARTICLE IX
                             Supplemental Indentures

Section 901.  Supplemental Indentures Without Consent of Holders ...........  40
Section 902.  Supplemental Indentures With Consent of Holders ..............  40
Section 903.  Execution of Supplemental Indentures .........................  41
Section 904.  Effect of Supplemental Indentures ............................  42
Section 905.  Conformity with Trust Indenture Act ..........................  42
Section 906.  Reference in Notes to Supplemental Indentures ................  42

                                    ARTICLE X
                            Covenants of the Company

Section 1001. Payment of Principal, Premium and Interest ...................  42
Section 1002. Maintenance of Office or Agency ..............................  42
Section 1003. Money for Notes Payments to Be Held in Trust .................  43
Section 1004. Statement by Officers as to Default ..........................  44
Section 1005. Existence ....................................................  44
Section 1006. Maintenance of Properties ....................................  44
Section 1007. Payment of Taxes and Other Claims ............................  44
Section 1008. Financial Reporting ..........................................  45
Section 1009. Conduct of Business; Compliance with Laws ....................  46
Section 1010. Insurance ....................................................  46
Section 1011. Books and Records ............................................  46
Section 1012. Certain Notices ..............................................  46
Section 1013. Inspection ...................................................  47
Section 1014. Environmental Compliance .....................................  47
Section 1015. Modification of Senior Credit Agreement;
              Notice to Senior Lenders .....................................  47
Section 1016. Source of Payments ...........................................  47
Section 1017. Change in Control Refinancing ................................  48
Section 1018. Financial Covenants ..........................................  49
Section 1019. Negative Covenants ...........................................  51

Section 1020. Subsidiary Guarantees ........................................  52
Section 1021. Payment of Fees ..............................................  53
Section 1022. Waiver of Certain Covenants ..................................  53

                                ARTICLE XI
                            Redemption of Notes

Section 1101. Applicability of Article .....................................  53
Section 1102. Selection by Trustee of Notes to Be Redeemed .................  54
Section 1103. Notice of Redemption .........................................  54
Section 1104. Deposit of Redemption Price ..................................  55
Section 1105. Notes  Payable on Redemption Date ............................  55
Section 1106. Notes Redeemed in Part .......................................  55

                                ARTICLE XII
                              Reserve Account

Section 1201. Establishment of Reserve Account; Use of Proceeds ............  56
Section 1202. Use of Reserve Account Funds .................................  56

                               ARTICLE XIII
                    Defeasance and Covenant Defeasance

Section 1301. Company's Option to Effect Defeasance or Covenant Defeasance .  57
Section 1302. Defeasance and Discharge .....................................  57
Section 1303. Covenant Defeasance ..........................................  57
Section 1304. Conditions to Defeasance or Covenant Defeasance ..............  58
Section 1305. Deposited Money and U.S. Government Obligations to Be Held
              in Trust; Miscellaneous Provisions ...........................  60
Section 1306. Reinstatement ................................................  60

                                ARTICLE XIV
                          Subordination of Notes

Section 1401. Notes Subordinate to Senior Debt .............................  61
Section 1402. Continuing Senior Status .....................................  61
Section 1403. Defaults With Respect to Senior Debt .........................  61
Section 1404. Blockage Notice ..............................................  62
Section 1405. Priority of Payments .........................................  62
Section 1406. Acceleration of Notes ........................................  63
Section 1407. Avoided Payments .............................................  63
Section 1408. Subrogation Upon Payment of Senior Debt ......................  64
Section 1409. Trustee to Effectuate Subordination ..........................  64
Section 1410. Notice to Trustee ............................................  64
Section 1411. Rights of Trustee as Holder of Senior Debt;
              Preservation of Trustee's Rights .............................  65

Section 1412. Trustee Not Fiduciary for Holders of Senior Debt .............  65
Section 1413. No  Waiver of  Subordination  Provisions .....................  66
Section 1414. Defeasance of this Article XIV ...............................  66


----------------------

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

         INDENTURE, dated as of ________ __, 1997, between Mobile Mini, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1834 West 3rd
Street, Tempe, Arizona 85281, and Harris Trust and Savings Bank, an Illinois banking corporation, as Trustee (herein called the "Trustee").

                             Recitals of the Company

         The Company has duly authorized the creation of an issue of its _______% Senior Subordinated Notes Due 2002 (herein called the "Notes") of substantially the tenor and amount herein set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Notes, when executed and duly issued by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE I
                        Definitions and Other Provisions
                             of General Application

Section 101. Definitions.
             ------------

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America;

                  (4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and

                  (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         "Act", when used with respect to any Holder, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Notes.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in Phoenix, Arizona or that Place of Payment are authorized or obligated by law or executive order to close.

         "Change in Control Refinancing" has the meaning specified in Section 1017.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Control Prepayment Amount" has the meaning specified in Section 1017.

         "Control Prepayment Date" has the meaning specified in Section 1017.

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 111 West Monroe Street, Chicago, Illinois 60690.

         "Corporation"   includes   corporations,    associations,    companies,
joint-stock companies, limited partnerships and business trusts.

         "Covenant Defeasance" has the meaning specified in Section 1303.

         "Default Rate" shall mean a rate of interest equal to two percent (2%) per month.

         "Defaulted Interest" has the meaning specified in Section 307.

         "Defeasance" has the meaning specified in Section 1302.

         "Event of Default" has the meaning specified in Section 501.

         "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

         "Expiration Date" has the meaning specified in Section 104.

         "Holder" or "Noteholder" means a Person in whose name a Note is registered in the Register.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

         "Interest Payment Date" means the Stated Maturity of an instalment of interest on any Note.

         "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time.

         "Material Adverse Effect" means any material adverse effect on the business, condition (financial or otherwise), prospects, properties or results of operations of the Company and its Subsidiaries taken as a whole.

         "Material Subsidiary" has the meaning specified in Section 1020.

         "Maturity", when used with respect to any Note, means the date on which the principal of such Note or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 305.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, or other counsel who shall be reasonably acceptable to the Trustee.

         "Outstanding", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, except:

                  (1) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (2) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (3) Notes as to which Defeasance has been effected pursuant to
         Section 1302; and

                  (4) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Notes have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Note on behalf of the Company. The Company may act as Paying Agent with respect to any Note issued hereunder.

         "Person" means any individual, corporation, partnership, company, joint venture, trust, association, joint-stock company, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means Phoenix, Arizona or any other place or places where the principal of and any premium and interest on the Notes are payable.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such
particular   Note;  and,  for  the  purposes  of  this   definition,   any  Note
authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Redemption Date", when used with respect to any Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price" means the price at which any Note is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the close of business on the October 15 or April 15, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable.

         "Reserve Account" has the meaning specified in Section 1201.

         "Reserve  Account  Security  Agreement"  has the meaning  specified  in
Section 1202.

         "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Senior Credit Agreement" means that certain Credit Agreement dated as of March 28, 1996 by and among the Company, the financial institutions party thereto, and BT Commercial Corporation, as agent, as amended, supplement or modified from time to time and including any restatements, renewals, refundings or refinancings thereof.

         "Senior Debt" of the Company means the principal of, premium, if any, interest on and any other payment due pursuant to, whether outstanding at the date of execution of this Indenture or thereafter incurred, created or assumed, any indebtedness of the Company which by its terms is senior in right of payment to the Notes (including, without limitation, indebtedness under the Senior Credit Agreement) and senior in right of payment to any other indebtedness of the Company which by its terms ranks pari passu with the Notes.

         "Senior Funded Indebtedness Ratio" has the meaning specified in Section 1018.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any Note or any instalment of principal thereof or interest thereon, means the date specified in such Note as the fixed date on which the principal of such Note or such instalment of principal or interest is due and payable.

         "Subsidiary" means, with respect to any Person, (i) any corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries, and (ii) any other Person (other than a corporation) in which such Person, directly or indirectly, at the date of determination thereof, has at least a majority equity ownership interest. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

         "Subsidiary Guarantee" has the meaning specified in Section 1020.

         "Tangible Net Worth" has the meaning specified in Section 1018.

         "Total Consolidated Indebtedness" has the meaning specified in Section 1018.

         "Total Funded Indebtedness Ratio" has the meaning specified in Section 1018.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Notes shall mean the Trustee with respect to Notes.

         "U.S. Government Obligation" has the meaning specified in Section 1304.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

Section 102. Compliance Certificates and Opinions.
             -------------------------------------

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include,

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 103. Form of Documents Delivered to Trustee.
             ---------------------------------------

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 104. Acts of Holders; Record Dates.
             ------------------------------

         Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of Notes shall be proved by the Note Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

         The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Notes, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder in the manner set forth in Section 106.

         The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to join in the giving or making of (i) any notice of an Event of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in
Section 512, in each case with respect to Notes. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Notes in the manner set forth in Section 106.

         With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

Section 105. Notices, Etc., to Trustee and Company.
             --------------------------------------

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Trustee Administration, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

Section 106. Notice to Holders; Waiver.
             --------------------------

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 107. Conflict with Trust Indenture Act.
             ----------------------------------

         If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act which is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108. Effect of Headings and Table of Contents.
             -----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction or interpretation hereof.

Section 109. Successors and Assigns.
             -----------------------

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110. Separability Clause.
             --------------------

         In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111. Benefits of Indenture.
             ----------------------

         Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112. Governing Law.
             --------------

         This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of Arizona, without regard to conflicts of laws principles thereof.

Section 113. Legal Holidays.
             ---------------

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Notes (other than a provision of any Note which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity.

                                   ARTICLE II
                                   Note Forms

Section 201. Forms Generally.
             ----------------

         The Notes shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or depositary therefor or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. If the form of Notes of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Notes.

         The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Section 202. Form of Face of Note.
             ---------------------

          [Insert any legend required by the Internal Revenue Code and the regulations thereunder.]

                                MOBILE MINI, INC.
                   _______% Senior Subordinated Notes Due 2002

No. _____________                                                     $_________

                                                             CUSIP NO. _________

         Mobile Mini, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________________________ or registered assigns, the principal sum of _____________________________ Dollars on November 1, 2002, and
to pay interest thereon from ___________, 1997 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 1998, at the rate of ____% per annum, until the principal hereof is paid or made available for payment, provided that any principal and overdue interest shall bear interest at the rate of 2% per month (to the extent that the payment of such interest shall be legally enforceable) during the continuation of an Event of Default (as defined in the Indenture), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name a Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name a Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on the Notes will be made at the office or agency of the Company maintained for that purpose in Phoenix, Arizona, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                        MOBILE MINI, INC.


                                        By
                                           -------------------------------------

Attest:

-----------------------------------

Section 203. Form of Reverse of Note.
             ------------------------

         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued and to be issued under an Indenture, dated as of ________ __, 1997 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and Harris Trust and Savings Bank, as Trustee (herein called the

"Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof, limited in aggregate principal amount to $6,000,000.

         The Notes are subject to redemption in whole at any time from and after ____________, 1999, and in part on any Interest Payment Date from and after November 1, 1999, in either case upon not less than 30 days' notice by mail, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof for such interest installments, all as provided in the Indenture.

         In the event of redemption of this Note in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Notes and all obligations thereunder (whether principal, interest or otherwise) is subordinate and junior in right of payment to all Senior Debt to the extent provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee without the consent of any Holders in certain limited cases, and with the consent of the Holders of 66 2/3% in principal amount of the Notes at the time Outstanding subject to certain exceptions. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Notes are issuable only in registered form without coupons in denominations of $5,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Section 204. Form of Trustee's Certificate of Authentication.
             ------------------------------------------------

         The Trustee's certificates of authentication shall be in substantially the following form:

         This is one of the ________% Senior Subordinated Notes due 2002 issued under the Indenture referred to therein.




                                             -----------------------------------
                                                                 As Trustee

                                             By
                                                --------------------------------
                               Authorized Officer

                                   ARTICLE III
                                    The Notes

Section 301. Title and Terms.
             ----------------

         The aggregate principal amount of Notes Outstanding at any time may not exceed the amount of Six Million Dollars ($6,000,000), except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 304, 305, 306 or 906.

         The Notes shall be issued in a single series, known and designated as the "_________% Senior Subordinated Notes Due 2002" of the company. The Stated Maturity for the payment of principal of the Notes shall be November 1, 2002, and the Notes shall bear interest at the rate of _______% per annum from the Issue Date, or from the most recent Interest Payment Date to which interest has been paid thereon or duly provided for, payable semi-annually on May 1 and November 1 of each year (commencing May 1, 1998) until the principal thereof is paid or duly provided for. Notwithstanding the foregoing, upon the occurrence and during the continuation of an Event of Default, all outstanding principal, interest and other amounts due under the Notes shall bear interest at the Default Rate.

         The principal of (and premium, if any) and interest on the Notes shall be payable at any other office or agency maintained by the Company for such purpose; provided, however, that interest may be payable at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Register.

Section 302. Denominations.
             --------------

         The Notes shall be issuable in fully registered form without coupons in denominations of Five Thousand Dollars ($5,000) or any integral multiple thereof.

Section 303. Execution, Authentication, Delivery and Dating.
             -----------------------------------------------

         The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. Each Note shall be dated the date of its authentication. The Notes may contain such notations, legends or endorsements required by law, stock exchange rule or usage.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of such Indenture.

Section 304. Temporary Notes.
             ----------------

         Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes of such tenor.

Section 305. Registration; Registration of Transfer and Exchange.
             ----------------------------------------------------

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office in any other office or agency of the Company in a Place of Payment being herein sometimes referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         Upon surrender for registration of transfer of any Note at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of like tenor and aggregate principal amount.

         At the option of the Holder, Notes be exchanged for other Notes of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906 or 1106 not involving any transfer.

         If the Notes are to be redeemed, the Company shall not be required (A) to issue, register the transfer of or exchange any Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Notes selected for redemption and ending at the close of business on the day of such mailing, or (B) to register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

Section 306. Mutilated, Destroyed, Lost and Stolen Notes.
             --------------------------------------------

         If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such Note or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 307. Payment of Interest; Interest Rights Preserved.
             -----------------------------------------------

         Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, at the office or agency of the Company maintained for that purpose in a Place of Payment for such Notes, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Notes in the manner set forth in Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

Section 308. Persons Deemed Owners.
             ----------------------

         Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 309. Cancellation.
             -------------

         All Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of as directed by a Company Order.

Section 310. Computation of Interest.
             ------------------------

         Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                                   ARTICLE IV
                           Satisfaction and Discharge

Section 401. Satisfaction and Discharge of Indenture.

         This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1) either

                           (A) all Notes theretofore authenticated and delivered
                  (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                  Section 306 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                           (B) all such Notes not  theretofore  delivered to the
                  Trustee for cancellation

                                    (i)     have become due and payable, or

                                    (ii)    will become due and payable at their
                                            Stated Maturity within one year, or

                                    (iii)   are  to  be  called  for  redemption
                                            within one year  under  arrangements
                                            satisfactory  to the Trustee for the
                                            giving of notice  of  redemption  by
                                            the Trustee in the name,  and at the
                                            expense, of the Company,

                  and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402. Application of Trust Money.
             ---------------------------

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent
(including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V
                              Default and Remedies

Section 501. Events of Default.
             ------------------

         "Event of Default", wherever used herein with respect to Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) the Company shall fail to make any payment of principal or interest on a Note on or before the date such payment is due (provided, that the Company shall not be deemed to have failed to make an interest payment if such payment is made with funds on deposit in the Reserve Account), or the Company shall fail to pay any other amount due hereunder (other than principal or interest) within ten (10) days of receipt of written notice from the Trustee;

                  (b) the Company shall fail to deposit into the Reserve Account on or before the date that is six (6) months after the date of any disbursement therefrom any amount necessary to cause the amount on deposit in the Reserve Account at such time to equal six (6) months' interest under the Notes, based on the principal amount outstanding under the Notes at such time;

                  (c) the Company or any Subsidiary shall fail to comply with any other provision of this Indenture or any Note, and such failure continues for more than thirty (30) days after the earlier of the date upon which (i) the Company or such Subsidiary shall have become aware of such failure or (ii) written notice of such failure shall first have been given to the Company or such Subsidiary by the Trustee;

                  (d) any warranty, representation or other statement by or on behalf of the Company or any Subsidiary contained herein or in any instrument furnished in connection herewith or with the Notes in reference hereto or thereto shall have been false or misleading in any material respect when made;

                  (e) any event shall occur or any condition shall exist in respect of the indebtedness of the Company under the Senior Credit Agreement or under any agreement securing or relating to such indebtedness, that immediately or with any one or more of the passage of time or the giving of notice:

                           (i) causes such  indebtedness,  or a portion thereof,
                  to become due prior to its stated maturity or prior to its regularly scheduled date or dates of payment; or

                           (ii) causes any one or more of the holders thereof or
                  a trustee therefor to require the Company or any Subsidiary to repurchase such indebtedness from the holders thereof;

                  (f) a receiver, liquidator, custodian or trustee of the Company or any Material Subsidiary, or of all or any substantial part of the property of either, shall be appointed by court order and such order remains in effect for more than sixty (60) days, or an order for relief shall be entered with respect to the Company or any Material Subsidiary, or the Company or any Material Subsidiary shall be adjudicated a bankrupt or insolvent, or all or any substantial part of the property of the Company or any Material Subsidiary shall be sequestered by court order and such order shall remain in effect for more than sixty (60) days;

                  (g) a petition shall be filed against the Company or any Material Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and shall not be dismissed within sixty (60) days after such filing;

                  (h) the Company or any Material Subsidiary shall file a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or shall consent to the filing of any petition against it under any such law;

                  (i) the Company or a Material Subsidiary shall make an assignment for the benefit of its creditors, or admit in writing its inability, or fail, to pay its debts generally as they become due, or shall consent to the appointment of a receiver, liquidator or trustee of the Company or a Material Subsidiary or of all or a substantial part of its property;

                  (j) a final, non-appealable judgment or judgments in the aggregate for the payment of money in excess of Two-Hundred Fifty Thousand Dollars ($250,000) is or are outstanding against one or more of the Company and the Subsidiaries and any one of such judgments shall have been outstanding for more than sixty (60) days from the date of its entry and shall not have been discharged in full or stayed;

                  (k) the Reserve Account Security Agreement shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity of the Reserve Account Security Agreement, or the Company shall fail to comply with any of the terms and provisions of the Reserve Account Security Agreement, or the Company denies the enforceability of the Reserve Account Security Agreement or gives notice (written or otherwise) to such effect; or

                  (l) any Subsidiary Guarantee of a Material Subsidiary shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Subsidiary Guarantee of a Material Subsidiary, or any Material Subsidiary shall fail to comply with any of the terms or provisions of a Subsidiary Guarantee, or any Material Subsidiary denies that it has any further liability under a Subsidiary Guarantee or gives notice (written or otherwise) to such effect.

         Upon the occurrence and during the continuation of an Event of Default, all outstanding principal, interest and other amounts due under the Notes shall bear interest at the Default Rate.

Section 502. Remedies.
             ---------

         If any Event of Default specified in Section 501(a) shall exist, the Notes shall automatically become immediately due and payable together with interest accrued thereon, without presentment, demand, protest or notice of any kind. If an Event of Default other than those specified in Section 501(a) shall exist and the indebtedness of the Company under the Senior Credit Agreement shall have been declared due and payable prior to its stated maturity or prior to its regularly scheduled date or dates of payment pursuant to Section 9.2(a) thereof (or any successor section having similar effect), the Trustee by notice in writing to the Company, or the Holders of at least 25% in aggregate principal amount of the Outstanding Notes by notice in writing to the Company and the Trustee, may declare the unpaid principal of and accrued interest to the date of acceleration on all the outstanding Notes to be due and payable immediately and, upon any such declaration, the Outstanding Notes shall become immediately due and payable, or exercise any other right, power or remedy permitted to such Trustee or such Holders by law.

         No course of dealing on the part of any holder of the Note nor any delay or failure on the part of any holder of the Note to exercise any right shall operate as a waiver of such right or otherwise prejudice such holder's rights, powers and remedies.

         At any time after such a declaration of acceleration with respect to Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Notes,

                           (B) the  principal of (and  premium,  if any, on) any
                  Notes which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes,

                           (C) to the extent  that  payment of such  interest is
                  lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes, and

                           (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

and

                  (2) all Events of Default with respect to Notes other than the non-payment of the principal of Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 503. Collection of Indebtedness and Suits for Enforcement by Trustee.
             ----------------------------------------------------------------

         The Company covenants that if the Notes shall become due and payable in accordance with Section 501, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         Subject to the terms of this Indenture, if an Event of Default with respect to Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 504. Trustee May File Proofs of Claim.
             ---------------------------------

         In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

Section 505. Trustee May Enforce Claims Without Possession of Notes.
             -------------------------------------------------------

         All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

Section 506. Application of Money Collected.
             -------------------------------

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of all amounts due the Trustee under Section 607;

         Second: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and any premium and interest, respectively, and

         Third: To the payment of the balance, if any, to the Company or any other Person or Persons legally entitled thereto.

Section 507. Limitation on Suits.
             --------------------

         No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

                  (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

Section 508. Unconditional  Right of Holders to Receive  Principal,  Premium and
             -------------------------------------------------------------------
             Interest.
             ---------

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided, that such right shall be subject at all time to the provisions of Article XIV of this Indenture.

Section 509. Restoration of Rights and Remedies.
             -----------------------------------

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

Section 510. Rights and Remedies Cumulative.
             -------------------------------

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 511. Delay or Omission Not Waiver.
             -----------------------------

         No delay or omission of the Trustee or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 512. Control by Holders.
             -------------------

         The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture,

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                  (3) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability.

Section 513. Waiver of Past Defaults.
             ------------------------

         The Holders of not less than a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

                  (1) in the payment of the principal of or any premium or interest on any Note, or

                  (2) in respect of a covenant or  provision  hereof which under
         Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 514. Undertaking for Costs.
             ----------------------

         In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust
Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee.

Section 515. Waiver of Usury, Stay or Extension Laws.
             ----------------------------------------

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI
                                   The Trustee

Section 601. Certain Duties and Responsibilities.
             ------------------------------------

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. In case of a default (as defined in Section 602), the Trustee shall exercise the rights and powers vested in it by this Indenture using the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602. Notice of Defaults.
             -------------------

         Within 30 days after the occurrence of any Default or Event of Default, the Trustee shall give the Holders of Notes notice thereof as and to the extent provided by the Trust Indenture Act. For the purpose of this Section and Section 601, the term "Default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 602. Certain Rights of the Trustee.
             ------------------------------

         Subject to the provisions of Section 601 and the provisions of the Trust Indenture Act:

                  (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable Note or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (6) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 604. Not Responsible for Recitals or Issuance of Notes.
             --------------------------------------------------

         The recitals contained herein and in the Notes, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

Section 605. May Hold Notes.
             ---------------

         The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

Section 606. Money Held in Trust.
             --------------------

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 607. Compensation and Reimbursement.
             -------------------------------

         The Company agrees

                  (1) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and the cost and expense of enforcing this right of indemnification.

         The Trustee shall have a lien prior to the Notes upon all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Notes.

         Without limiting any rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f), (g), (h) or (i), the expenses (including the reasonable charges and expenses of its counsel) and compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

Section 608. Conflicting Interests.
             ----------------------

         If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609. Corporate Trustee Required; Eligibility.
             ----------------------------------------

         There shall at all times be one (and only one) Trustee hereunder with respect to the Notes. Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee with respect to the Notes shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

Section 610. Resignation and Removal; Appointment of Successor.
             --------------------------------------------------

         No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

         The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

         The Trustee may be removed at any time with respect to the Notes by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Trustee and to the Company.

         If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Notes, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee or Trustees.

         If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Notes and shall comply with the applicable requirements of
Section  611.  If,   within  one  year  after  such   resignation,   removal  or
incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of
Section 611, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

         The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Notes in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611. Acceptance of Appointment by Successor.
             ---------------------------------------

         In case of the appointment hereunder of a successor Trustee hereunder, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, that on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         In case of the appointment hereunder of a successor Trustee, the Company, the retiring Trustee and each successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes, (2) if the retiring Trustee is not retiring with respect to all Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

Section 612. Merger, Conversion, Consolidation or Succession to Business.
             ------------------------------------------------------------

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 613. Preferential Collection of Claims Against Company.
             --------------------------------------------------

         The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

Section 614. Appointment of Authenticating Agent.
             ------------------------------------

         The Trustee may appoint an Authenticating Agent or Agents (by giving notice of the appointment in the manner provided in Section 106 to the Company and to all Holders of Notes) with respect to the Notes, which Authenticating Agent(s) shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Notes. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         If an appointment is made pursuant to this Section, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

         This is one of the ________% Senior Subordinated Notes Due 2002 referred to in the within-mentioned Indenture.


                                        ----------------------------------------
                                                       As Trustee

                                        By
                                          --------------------------------------
                                                 As Authenticating Agent

                                        By
                                          --------------------------------------
                                                    Authorized Officer


                                   ARTICLE VII
                Holders' Lists and Reports by Trustee and Company

Section 701. Company to Furnish Trustee Names and Addresses of Holders.
             ----------------------------------------------------------

         The Company will furnish or cause to be furnished to the Trustee

                  (1) fifteen days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Regular Record Date, and

                  (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list in similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

Section 702. Preservation of Information; Communications to Holders.
             -------------------------------------------------------

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

         The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Notes, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

         Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 703. Reports by Trustee.
             -------------------

         The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15 which complies with the provisions of such Section 313(a). The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

         A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when any Notes are listed on any stock exchange.

Section 704. Reports by Company.
             -------------------

         The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                  ARTICLE VIII
              Consolidation, Merger, Conveyance, Transfer or Lease

Section 801. Company May Consolidate, Etc., Only on Certain Terms.
             -----------------------------------------------------

         The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation, partnership, unincorporated organization, trust, or other entity shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Notes and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Indenture (if any), the Company or such successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Notes equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section 802. Successor Substituted.
             ----------------------

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                   ARTICLE IX
                             Supplemental Indentures

Section 901. Supplemental Indentures Without Consent of Holders.
             ---------------------------------------------------

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all Notes or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default for the benefit of the Holders of all Notes; or

                  (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Notes in uncertificated form; or

                  (5) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination
         (A) shall neither (i) apply to any Outstanding Note entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Note with respect to such provision or (B) shall become effective only when there is no such Note Outstanding; or

                  (6) to secure the Notes; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (8) shall not adversely affect the interests of the Holders of Notes in any material respect.

Section 902. Supplemental Indentures With Consent of Holders.
             ------------------------------------------------

         With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the

Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                  (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of any Note which would be due and payable upon a declaration of acceleration of the Maturity thereof, or change any Place of Payment where, or the coin or currency in which, any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
         Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

                  (3) modify any of the provisions of this Section, Section 513 or Section 1008, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1008, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8).

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903. Execution of Supplemental Indentures.
             -------------------------------------

         The Trustee shall execute any supplemental indenture or modification authorized pursuant to this Article, subject to the last sentence of this
Section 903. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 904. Effect of Supplemental Indentures.
             ----------------------------------

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 905. Conformity with Trust Indenture Act.
             ------------------------------------

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

Section 906. Reference in Notes to Supplemental Indentures.
             ----------------------------------------------

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                    ARTICLE X
                            Covenants of the Company

Section 1001. Payment of Principal, Premium and Interest.
              -------------------------------------------

         The Company covenants and agrees that it will duly and punctually pay the principal of and any premium and interest on the Notes in accordance with the terms of the Notes and this Indenture. An instalment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds by 12:00 noon Phoenix, Arizona time on that date dollars designated for and sufficient to pay the installment and is not prohibited from paying such money to the Holders pursuant to the terms of this Indenture.

Section 1002. Maintenance of Office or Agency.
              --------------------------------

         The Company will maintain in each Place of Payment an office or agency where Notes of that series may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003. Money for Notes Payments to Be Held in Trust.
              ---------------------------------------------

         If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of or any premium or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Notes, it will, prior to each due date of the principal of or any premium or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company in the making of any payment in respect of the Notes, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Notes.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the

Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each business day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 1004. Statement by Officers as to Default.
              ------------------------------------

         The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

Section 1005. Existence.
              ----------

         Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006. Maintenance of Properties.
              --------------------------

         The Company will cause all properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals replacements, betterments and improvements thereof, all as in the judgment of the Company may be reasonably necessary so that the business carried by the Company on in connection therewith may be properly and advantageously conducted at all times.

Section 1007. Payment of Taxes and Other Claims.
              ----------------------------------

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property of the Company, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) whose amount, applicability or validity is being contested in good faith by appropriate proceedings or

(ii) if the failure to pay such tax, assessment, charge or claim is not likely to have a Material Adverse Effect.

Section 1008. Financial Reporting.
              --------------------

         The Company will

                  (1) within forty-five (45) days after the end of each fiscal quarter (other than the last fiscal quarter of each fiscal year), provide to the Trustee copies of the unaudited financial statements of the Company consisting of a consolidated balance sheet of the Company and its Subsidiaries as of the end of such quarter and a consolidated statement of income and a consolidated statement of cash flows of the Company and its Subsidiaries for such quarter and for the portion of the fiscal year through such quarter, all in reasonable detail and certified (subject to normal year-end audit adjustments) on behalf of the Company by an officer of the Company as having been prepared in accordance with generally acceptable accounting principles consistently applied;

                  (2) within ninety (90) days after the end of each fiscal year, provide to the Trustee copies of the audited financial statements of the Company consisting of a consolidated balance sheet and statement of stockholders' equity of the Company and its Subsidiaries as of the end of such fiscal year and a consolidated statement of income and a consolidated statement of cash flows of the Company and its Subsidiaries for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year, certified without qualification as to scope of audit by independent public accountants of recognized national standing selected by the Company;

                  (3) promptly upon any officer of the Company obtaining knowledge thereof, provide to the Trustee written notice of any action, suit, proceeding or investigation pending or threatened against or affecting the Company or any Subsidiary of the Company or any of its or their respective properties before any court, governmental agency or regulatory authority (whether federal, state or local) which could reasonably be expected to have a Material Adverse Effect; and

                  (4) promptly upon their distribution, provide to the Trustee copies of all financial statements, reports, notices and proxy statements sent by the Company to its security holders generally and all regular and periodic reports, registration statements and other filings relating to the Notes (and all amendments and supplements thereto) filed by the Company from time to time with the Securities and Exchange Commission or with any national securities exchange on which any of the Company's securities are listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the business of the Company.

Section 1009. Conduct of Business; Compliance with Laws.
              ------------------------------------------

                  The Company will carry on and conduct its business, and cause each of its Material Subsidiaries to carry on and conduct its business, in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted and to do all things necessary to remain, and cause each of its Material Subsidiaries to remain, duly incorporated, validly existing and in good standing as a domestic corporation in its jurisdiction of incorporation and maintain, and cause each of its Material Subsidiaries to maintain, its qualification as a foreign corporation in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to maintain such existence or qualification could not reasonably be expected to have a Material Adverse Effect. The Company will comply, and cause each of its Material Subsidiaries to comply, with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject and obtain all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of its properties and the conduct of its business, the failure to comply with which or obtain which could reasonably be expected to have a Material Adverse Effect.

Section 1010. Insurance.
              ----------

         The Company will maintain, and cause each of its Material Subsidiaries to maintain, with insurance companies rated at least _____ by _______ (or on equivalent rating by a nationally recognized insurance company rating service), insurance on all property in such amounts and covering such risks as is consistent with sound business practice, and furnish to the Trustee upon request full information as to the insurance carried.

Section 1011. Books and Records.
              ------------------

         The Company will at all times keep true and correct books, records and accounts for itself and each Subsidiary pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles, consistently applied.

Section 1012. Certain Notices.
              ----------------

         The Company will deliver to the Trustee

                  (1) promptly, but in any event within three (3) Business Days of becoming aware of the existence of any condition or event which constitutes an Event of Default or which would, with notice or the passage of time or both, become an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; and

                  (2) prompt notice in writing of any other development, financial or otherwise, relating specifically to the Company or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

Section 1013. Inspection.
              -----------

         The Company will, upon at least two (2) Business Days' prior notice and upon request of the Trustee or not less than 25% in aggregate principal amount of the Notes at the time Outstanding, permit the Trustee or such Holders, by their representatives and agents, to inspect during normal business hours any of the property, corporate books and financial records of the Company and each Subsidiary, to examine and make copies of the books of accounts and other financial records of the Company and each Subsidiary, and to discuss the affairs, finances and accounts of the Company and each Subsidiary with, and to be advised as to the same by, their respective officers, employees and independent public accountants (and by this provision the Company authorizes said accountants to discuss the finances and affairs of the Company and its Subsidiaries).

Section 1014. Environmental Compliance.
              -------------------------

         The  Company  will  at  all  times  comply,   and  cause  each  of  its
Subsidiaries to comply, in all material respects with all applicable environmental laws and regulations, and promptly take any and all necessary remedial actions in response to the presence, storage, use, disposal, transportation or release of any hazardous materials on, under or about any real property owned, or, to the extent permitted by the property owner, leased or operated by the Company or any of its Subsidiaries. In the event that the Company or any Subsidiary undertakes any remedial action with respect to any hazardous material on, under or about any real property, the Company or such Subsidiary shall conduct and complete such remedial action in compliance in all material respects with all applicable environmental laws and regulations and in accordance with the policies, orders and directives of all federal, state and local governmental authorities.

Section 1015. Modification of Senior Credit Agreement; Notice to Senior Lenders.
              ------------------------------------------------------------------

         The Company will provide the Trustee with prompt written notice of any amendment or modification of the Senior Credit Agreement or any other document, instrument or agreement governing or relating to any Senior Debt, or any waiver of any term or provision thereof. Each such notice shall be accompanied by a description of the amendment, modification or waiver and a brief explanation of the principal reasons for such amendment, modification or waiver. The Company will provide prompt written notice to the lenders under the Senior Credit Agreement and to the Trustee if the Company shall make or propose to make any payment of interest hereunder using funds on deposit in the Reserve Account.

Section 1016. Source of Payments.
              -------------------

                  The Company will use its best efforts to cause all payments of interest hereunder to be made utilizing cash generated by the Company's operations, prior to using any funds on deposit in the Reserve Account to make all or any portion of any such payment.

Section 1017. Change in Control Refinancing.
              ------------------------------

                  In the event that, at any time prior to ___________, 1999, a Change in Control Refinancing shall occur, or the Company enters into a letter of intent with respect to a transaction or series of transactions that could reasonably be expected to result in a Change in Control Refinancing, or any written agreement is executed which, when fully performed by the parties thereto, would result in a Change of Control Refinancing, the Company will, within five (5) Business Days of the occurrence of any such event (or, in the case of any such event the consummation or finalization of which would involve any action of the Company, at least thirty (30) days prior to such consummation), give written notice of such Change in Control Refinancing to the Trustee. Such written notice shall contain, and such written notice shall constitute, an irrevocable offer to prepay all, but not less than all, of the principal amount of the Notes Outstanding at such time, at one-hundred one percent (101%) of the outstanding principal amount, together with interest accrued through the date of prepayment and any other amounts due thereunder (the "Control Prepayment Amount"), on a date specified in such notice (the "Control Prepayment Date") that is not less than thirty (30) days and not more than sixty
(60) days after the date of such notice. If the Control Prepayment Date shall not be specified in such notice, the Control Prepayment Date shall be the thirtieth (30th) day after the date of such holder's receipt of such notice. In no event will the Company take any action to consummate or finalize any transaction which gives rise to a Change in Control Refinancing unless contemporaneously with such action the Company prepays the Notes as required by this Section 1017. Notwithstanding the foregoing, in no event shall the Company be obligated to make any prepayment pursuant to this 1017 unless and until the closing of the transactions contemplated which gives rise to the Change in Control Refinancing to which such offered prepayment relates. For purposes hereof, "Change in Control Refinancing" shall mean the refinancing, refunding or restructuring of the Company's credit facility which is the subject of that certain Credit Agreement dated as of March 28, 1996 (as amended, supplement or modified from time to time, and including any restatements, renewals, refundings or refinancings thereof, the "Senior Credit Agreement") by and among the
Company, the financial institutions party thereto, and BT Commercial Corporation, as agent, upon the occurrence of any of the following: (i) Richard
E. Bunger, persons directly or indirectly controlled by Richard E. Bunger, and members of the Company's management shall cease to have record and beneficial ownership of at least twenty percent (20%) of the Company's outstanding capital stock entitled to vote on all matters submitted to the stockholders of the Company; (ii) other than members of the Company's management, any "person" (as such terms is used in subsections 13(d) and 14(d) of the Exchange Act) on and after the date hereof is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty percent (20%) or more of the combined voting power of the Company's then-outstanding securities; or (iii) the existing directors for any reason cease to constitute at least seventy-five percent (75%) of the Company's board of directors. For purposes of clause (iii) of the preceding sentence, "existing directors" means individuals constituting the Company's board of directors on the date hereof, and any subsequent director whose election to the Company's board of directors or nomination for election by the Company's shareholders was approved by at least seventy-five percent (75%) of the directors then in office which directors either were directors on the date hereof or whose election or nomination for election was previously so approved.

         Notice of Change in Control Refinancing shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Control Prepayment Date, to each Holder of Notes, at his address appearing in the Note Register. Such notice shall identify the Control Prepayment Date and the place or places where Notes are to be surrendered for prepayment. Not less than 10 days prior to the Control Prepayment Date, each Holder electing to surrender Notes for prepayment shall provide written notice thereof to the Trustee (in such form as the Trustee may prescribe) and shall surrender physical possession of such Notes to the Trustee; provided that the Company shall not be required to prepay any Notes as to which such notice and physical surrender is not received by the Trustee at least 10 days prior to the Control Prepayment Date.

         Prior to any Control Prepayment Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Control Prepayment Amount with respect to all outstanding Notes that have been surrendered to the Trustee for prepayment. Notice of prepayment having been given as aforesaid, the Notes so to be prepaid shall, on the Control Prepayment Date, become due and payable at the Control Prepayment Amount, and from and after such date (unless the Company shall default in the payment of the Control Prepayment Amount) such Notes shall cease to bear interest and the holders thereof will have no rights in respect to the Notes so to be prepaid except to receive payment of the Control Prepayment Amount therefor, without interest accrued on any funds held after the Control Prepayment Date to pay such Control Prepayment Amount. Upon surrender of any such Note for prepayment in as aforesaid, such Note shall be prepaid by the Company on the Control Prepayment Date at the Control prepayment Amount; provided, however, that installments of interest whose Stated Maturity is on or prior to the Control Prepayment Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

Section 1018. Financial Covenants.
              --------------------

         Subject  to  normal   year-end  and  closing  audit   adjustments   for
calculations or determinations made in accordance with generally accepted accounting principles, consistently applied for all relevant periods:

                  (1) The Company shall at all times while any Note is Outstanding maintain a Tangible Net Worth of not less than the amount set forth in the table below for the applicable fiscal year of the
         Company:

               Fiscal Year ending                     Minimum Tangible
                  December 31,                            Net Worth
                  ------------                            ---------

                      1997                               $12,000,000
                      1998                               $13,500,000
              1999 and thereafter                        $15,000,000

         For purposes hereof, "Tangible Net Worth" means, as of any date, the total of: consolidated assets of the Company and its Subsidiaries, minus their consolidated liabilities, minus (A) patents, copyrights, trademarks, trade names, franchises, licenses, customer and subscription lists, goodwill and other similar intangibles (excluding net reorganization value), (B) leasehold improvements, (C) organization expenses, (D) obligations due to the Company from affiliates (including any officer, director or shareholder thereof) and (E) security deposits and prepaid costs and expenses and other deferred assets.

                  (2) The Company shall at all times while any Note is Outstanding maintain a Total Funded Indebtedness Ratio of not greater than the ratio set forth in the table below for the applicable fiscal year of the Company:

               Fiscal Year ending                   Maximum Total Funded
                  December 31,                       Indebtedness Ratio
                  ------------                       ------------------

                      1997                                0.8 to 1
                      1998                               0.79 to 1
              1999 and thereafter                        0.78 to 1


         For purposes hereof, "Total Funded Indebtedness Ratio" means, as of any date, a ratio, the numerator of which shall be an amount equal to the total consolidated indebtedness of the Company and its Subsidiaries (whether secured, unsecured, assumed, or otherwise) which has a scheduled maturity date of more than one (1) year from the date of determination, including any capitalized lease obligations and guaranteed indebtedness of any other person ("Total Consolidated Indebtedness"), and the denominator of which shall be the sum of Total Consolidated Indebtedness plus total stockholders' equity of the Company and its Subsidiaries at such date determined in accordance with generally accepted accounting principles on a consolidated basis
         (excluding treasury stock and excluding the effects of any foreign currency translation adjustments).

                  (3) The Company shall at all times while any Note is Outstanding maintain a Senior Funded Indebtedness Ratio of not greater than the ratio set forth in the table below for the applicable fiscal year of the Company:

             Fiscal Year ending                      Maximum Senior
                December 31,                       Indebtedness Ratio
                ------------                       ------------------

                    1997                                0.74 to 1
                    1998                                0.73 to 1
             1999 and thereafter                        0.72 to 1


         For purposes hereof, "Senior Funded Indebtedness Ratio" means, as of any date, a ratio, the numerator of which shall be an amount equal to the total outstanding Senior Debt of the Company and its Subsidiaries which has a scheduled maturity date of more than one (1) year from the date of determination, and the denominator of which shall be the sum of Total Consolidated
         Indebtedness plus total stockholders' equity of the Company and its Subsidiaries at such date determined in accordance with generally accepted accounting principles on a consolidated basis (excluding treasury stock and excluding the effects of any foreign currency translation adjustments).

         Without limiting any other provision of this Indenture, and without prejudice to any other remedies which the Holder may have in respect of any matured or unmatured Event of Default hereunder, during such time as the Company shall fail to comply fully with each of the financial covenants set forth in subsections (1), (2) and (3) above, the Company agrees that it will not, and will not permit any Subsidiary to:

                  (i) incur any indebtedness (whether secured, unsecured, funded, unfunded, assumed, or otherwise), including any capitalized lease obligations and guaranteed indebtedness of any other person; provided, that this provision shall not prohibit the Company from issuing preferred stock or other equity securities; and provided, further, that this provision shall not prohibit the Company from borrowing under the Senior Credit Agreement so long as the total indebtedness outstanding under the Senior Credit Agreement, at all times during the period in which the Company fails to comply with the provisions of such subsection(s), does not exceed the total amount outstanding under the Senior Credit Agreement as of the initial date that the Company shall have failed to comply with the provisions of such subsection(s).

                  (ii) enter into a transaction (including, without limitation, the purchase or sale of any property or service) with, or make any payment or transfer to, any director, officer or other affiliate (including without limitation any holder of five percent (5%) or more of any class of the Company's equity securities) except in the ordinary course of business and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than the Company or such Subsidiary would obtain in a comparable arms-length transaction, or

                  (iii) engage in or consummate any transaction or series of transactions that would otherwise be permitted under Section 1019 this Indenture.

Section 1019. Negative Covenants.
              -------------------

         So long as any Note shall be Outstanding, the Company will not, nor will the Company permit any Subsidiary to,

                  (1) permit any amendment or modification to be made to its certificate or articles of incorporation or by-laws which is materially adverse to the interests of the Holders as the holders of the Notes (provided that the Company shall notify the Holder of any other amendment or modification thereto as soon as practicable thereafter); provided, that any such amendments or modifications that are described in the

         Company's Registration Statement on Form S-2 as filed with the Securities and Exchange Commission on July 2, 1997 shall not be subject to the provisions of this Section 1019(1);

                  (2) enter into any indenture, agreement, instrument or other arrangement which, (i) directly or indirectly prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence and maintenance of the indebtedness evidenced by any Note, or the execution and delivery of any Subsidiary Guarantee pursuant to the provisions of Section 1020 or any provision of any Subsidiary Guarantee or (ii) contains any provision which would be violated or breached by the Company's or any Subsidiary's performance of any of its obligations under this Indenture, any Note or any other document, instrument or agreement related to the transactions contemplated hereby;

                  (3) merge or consolidate with (except that a Subsidiary may merge into the Company or any wholly-owned Subsidiary of the Company), or acquire a majority of the voting shares of any other entity unless the primary business conducted by such entity is substantially similar to, or is otherwise in the same general business as, the business of the Company and its Subsidiaries as presently conducted;

                  (4) lease, sell or otherwise transfer any property, to any other person or entity except for (i) sales and leases of inventory in the ordinary course of business, (ii) leases, sales, transfers or other dispositions of property that, together with all other property of the Company and its Subsidiaries previously so leased, sold or transferred (other than inventory sold or leased in the ordinary course of business) since the date of this Indenture do not constitute a
         substantial   portion  of  the   property   of  the   Company  and  its
         Subsidiaries, and (iii) sales, transfers and other dispositions of property that is unrelated to the Company's primary business of designing and manufacturing, and selling and leasing for its own account, portable storage containers; or

                  (5) file or consent to the filing of any consolidated, combined or unitary income tax return with any person or entity other than the Company and its Subsidiaries, or enter into any tax sharing agreement or similar arrangement.

Section 1020. Subsidiary Guarantees.
              ----------------------

         The Company shall cause each Subsidiary which may from time to time account for five percent (5%) or more of the Company's consolidated annual net revenues or consolidated net assets (a "Material Subsidiary") to execute a guarantee agreement (a "Subsidiary Guarantee") pursuant to which such subsidiary shall agree to unconditionally guarantee the full payment and performance as and when due of all obligations under this Indenture and the Notes. Each Subsidiary Guarantee shall be substantially in the form attached hereto as Exhibit A and shall otherwise be reasonably acceptable in form and substance to the Holder.

Section 1021. Payment of Fees.
              ----------------

         The Company shall pay all reasonable fees, expenses and costs incurred by the Holder in connection with the issuance of the Notes and the negotiation and documentation of the transactions contemplated hereby and thereby.

Section 1022. Waiver of Certain Covenants.
              ----------------------------

         The Company may, with respect to the Notes of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 901(2) for the benefit of the Holders if before the time for such compliance the Holders of at least 66-2/3% in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE XI
                               Redemption of Notes

Section 1101. Applicability of Article.
              -------------------------

         The Company may at its option redeem Notes, in whole or in part, pursuant to the terms of this Indenture and in accordance with their terms. The Notes are subject to redemption in whole at any time from and after ____________, 1999, and in part on any Interest Payment Date from and after November 1, 1999, in either case upon not less than 30 days' notice by mail, at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Dates referred to on the face hereof for such interest installments. In the event of redemption of the Notes in part only, a new Note or Notes of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         In case of any redemption of less than all the Notes, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be reasonably satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of the Notes to be redeemed. The Company shall deliver to the Trustee an Officer's Certificate, a Board Resolution authorizing the redemption and an Opinion of Counsel with respect to the due authorization of such redemption and to the effect that such redemption is being made in accordance with this Indenture and the Notes.

Section 1102. Selection by Trustee of Notes to Be Redeemed.
              ---------------------------------------------

         If less than all the Notes are to be redeemed, the particular Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Note, provided that the unredeemed portion of the principal amount of any Note shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Note.

         The Trustee shall promptly notify the Company in writing of the Notes selected for redemption as aforesaid and, in case of any Notes selected for partial redemption as aforesaid, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

Section 1103. Notice of Redemption.
              ---------------------

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, to each Holder of Notes to be redeemed, at his address appearing in the Note Register.

         All notices of redemption shall identify the Notes to be redeemed (including CUSIP number) and shall state:

                  (1) the Redemption Date,

                  (2) the Redemption Price,

                  (3) if less than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed and that, on or after the Redemption Date, upon surrender of any Note to be redeemed in part, a new Note in principal amount equal to the unredeemed portion thereof will be issued;

                  (4) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, and

                  (5) the place or places where each such Note is to be surrendered for payment of the Redemption Price.

         Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1104. Deposit of Redemption Price.
              ----------------------------

         Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes which are to be redeemed on that date.

Section 1105. Notes Payable on Redemption Date.
              ---------------------------------

         Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Notes shall cease to bear interest and the holders thereof will have no rights in respect to the Notes so to be redeemed except to receive payment of the Redemption Price thereof, without interest accrued on any funds held after the Redemption Date to pay such Redemption Price. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Note.

Section 1106. Notes Redeemed in Part.
              -----------------------

         Any Note which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                   ARTICLE XII
                                 Reserve Account

Section 1201. Establishment of Reserve Account; Use of Proceeds.
              --------------------------------------------------

         The Company shall use a portion of the net proceeds of the issuance of the Notes to establish an interest reserve escrow account (the "Reserve Account") and shall use the remaining net proceeds of the issuance of the Notes for one or more of the following purposes: repayment of indebtedness of the Company (including, without limitation, obligations under the Senior Credit Agreement), capital expenditures by the Company, working capital, and/or general corporate purposes. The Reserve Account shall be an escrow account established at a bank or other financial institution reasonably acceptable to the Trustee. The Company shall, upon issuance of the Notes, deposit into the Reserve Account, and shall, subject to the provisions hereof, maintain in the Reserve Account at all times while any of the Notes are Outstanding, an amount equal to six months' interest on the Notes based on the amount Outstanding from time to time.

Section 1202. Use of Reserve Account Funds.
              -----------------------------

         Without limiting any other legal, equitable or contractual remedies that may available to the Trustee or any Holder of a Note, if the Company shall fail to make any payment of interest as and when due under the terms of this Indenture and the Notes, funds on deposit in the Reserve Account shall be used to make such interest payment. In the event that any funds are used to make any interest payment, or if the amount on deposit in the Reserve Account shall at any time be less than six months' interest based on the amount outstanding hereunder at such time, the Company shall immediately deposit into the Reserve Account cash in such amount as shall be necessary to increase the amount on deposit in the Reserve Account to an amount equal to six months' interest on the Notes; provided, that the Company shall not make any deposits into the Reserve Account during any period in which the Company shall be in default in the payment of any principal of, or interest on, any Senior Debt after the same shall have become due and payable, whether at maturity, at a date fixed for prepayment, by declaration of acceleration or otherwise, or during any period in which a Blockage Notice under Section 1404 shall be in effect. The parties shall execute a security agreement (the "Reserve Account Security Agreement"), which shall be in the form attached hereto as Exhibit B, pursuant to which all funds on deposit in the Reserve Account from time to time will be pledged to the Trustee, on behalf of the Holders from time to time of the Notes, as security for all obligations of the Company under this Indenture and the Notes. The Company agrees to take all action and execute all documents and instruments reasonably requested by the Holder from time to time in order to perfect and maintain the security interest of the Trustee, on behalf of the Holders of the Notes, in the Reserve Account.

                                  ARTICLE XIII
                       Defeasance and Covenant Defeasance

Section 1301. Company's Option to Effect Defeasance or Covenant Defeasance.
              -------------------------------------------------------------

         The Company may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Notes upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

Section 1302. Defeasance and Discharge.
              -------------------------

         Upon the Company's exercise of its option (if any) to have this Section applied to any Notes, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article XIV shall cease to be effective, with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Notes to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Notes when payments are due, (2) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003 and with respect to the Trustee under Section 607, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Notes notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Notes.

Section 1303. Covenant Defeasance.
              --------------------

         Upon the Company's exercise of its option (if any) to have this Section applied to any Notes, (1) the Company shall be released from its obligations under Section 801(3), Sections 1006 through 1007, inclusive, and any covenants provided pursuant to Section 901(2), 901(6) or 901(7) for the benefit of the Holders of such Notes and (2) the occurrence of any event specified in Sections 501(c) (with respect to any of Section 801(3), Sections 1006 through 1007, inclusive, and any such covenants provided pursuant to Section 301(19), 901(2) or 901(6), shall be deemed not to be or result in an Event of Default and the provisions of Article XIV shall cease to be effective, in each case with respect to such Notes as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant
Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(c)) or
Article XIV, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such

Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby.

Section 1304. Conditions to Defeasance or Covenant Defeasance.
              ------------------------------------------------

         The following shall be the conditions to the application of Section 1302 or Section 1303 to any Notes:

                  (1) The Company shall  irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as Note for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of and any premium and interest on such Notes on the respective Stated Maturities or on any Redemption Date established pursuant to clause (9) below, in accordance with the terms of this Indenture and such Notes. As used herein, "U.S. Government Obligation" means (x) any Note which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

                  (2) In the event of an election to have Section 1302 apply to any Notes, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (3) In the event of an election to have Section 1303 apply to any Notes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that neither such Notes nor any other Notes, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (5) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Notes or any other Notes shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 501(f), (g), (h) or (i), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Notes are in default within the meaning of such Act).

                  (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

                  (8) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) If the Notes are to be redeemed prior to Stated Maturity, notice of such redemption shall have been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee shall have been made.

                  (10) At the time of such deposit, (A) no default in the payment of any principal of or premium or interest on any Senior Debt shall have occurred and be continuing, (B) no event of default with respect to any Senior Debt shall have resulted in such Senior Debt becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Debt has been made or duly provided for), and (C) no other event of default with respect to any Senior Debt shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Debt (or a trustee on behalf of such holders) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable.

                  (11) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

Section 1305. Deposited  Money  and U.S.  Government  Obligations  to Be Held in
              ------------------------------------------------------------------
              Trust; Miscellaneous Provisions.
              --------------------------------

         Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 1304 in respect of any Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

         Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article XIV.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Notes.

         Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Notes which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Notes.

Section 1306. Reinstatement.
              --------------

         If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Notes from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Notes in accordance with this Article; provided, however, that at any such time or during the continuance of any such event, the Company may request the return of all money or securities deposited hereunder with respect to such Notes and the Trustee will return to the Company all such money and securities.

                                   ARTICLE XIV
                             Subordination of Notes

Section 1401. Notes Subordinate to Senior Debt.
              ---------------------------------

         The Company covenants and agrees, and each Holder of Notes issued hereunder by his acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article XIV, and each Holder of a Note, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions.

         Each Note evidences subordinated debt and shall be subordinate and junior in right of payment to all Senior Debt to the extent provided in this
Article XIV and nothing in this Article XIV shall be construed as a limit on the extent of the secured claim of the Senior Debt lenders. For purposes hereof, "Senior Debt" means and includes all obligations, liabilities and indebtedness of the Company now or hereafter existing, whether fixed or contingent, and whether for principal, interest, fees, expenses, indemnification or otherwise, which by its terms is senior in right of payment to the Notes (including, without limitation, indebtedness under the Senior Credit Agreement) and senior in right of payment to any other indebtedness of the Company which by its terms ranks pari passu with the Notes.

Section 1402. Continuing Senior Status.
              -------------------------

         The Senior Debt shall continue to be Senior Debt and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the Senior Debt, any extension or renewal of the Senior Debt, any refinancing or refunding of the Senior Debt or the granting or release of any collateral or security securing the repayment of the Senior Debt.

Section 1403. Defaults With Respect to Senior Debt.
              -------------------------------------

         In the event the Company shall default in the payment of any principal of, or interest on, any Senior Debt when the same becomes due and payable, whether at maturity, at a date fixed for prepayment, by declaration of acceleration or otherwise, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of any Notes, or as a sinking fund for any Notes, or in respect of any redemption, retirement, purchase, prepayment or other acquisition of any Notes (including without limitation any deposit by the Company into the Reserve Account); provided, that payments from the Reserve Account in accordance with Section 1202 shall be permitted.

Section 1404. Blockage Notice.
              ----------------

         Upon the occurrence of any Default (as defined in the Senior Credit Agreement), then, unless and until such Default shall have been cured or waived in writing or shall have ceased to exist, no direct or indirect payment (in cash, property or securities or by set-off or otherwise) shall be made or agreed to be made on account of any Notes, or as a sinking fund for any Notes, or in respect of any redemption, retirement, purchase, prepayment or other acquisition of any Notes (including without limitation any deposit by the Company into the Reserve Account) during any period of one-hundred eighty (180) days after the time a notice of such Default shall have been given to the Company by the holders of Senior Debt or the agent therefor stating that such notice is a "Blockage Notice" given pursuant to this Section 12(d), other than payments from the Reserve Account in accordance with Section 1202. Only one such period of up to one-hundred eighty (180) days may be commenced within any three-hundred sixty
(360) day period; provided, that if the Default which is the subject of a Blockage Notice shall have been cured or waived in writing or shall have ceased to exist within ninety (90) days after such Blockage Notice shall have been given, then one (1) additional Blockage Notice may be given, covering a period of up to one-hundred eighty (180) days, during such three-hundred sixty (360) day period. No Blockage Notice shall be given with respect to a Default which existed and was known to the holders of the Senior Debt or the agent therefor at the time the most recent Blockage Notice was given (unless such Default has been cured or waived in writing for a period in the interim equal to the greater of
(i) thirty (30) days, or (ii) the number of days from the date of such cure or waiver through and including the date of the next scheduled payment of interest on the Notes). In the event that the holders of Senior Debt or the agent therefor shall deliver any Blockage Notice pursuant to this Section 12(d), any payment of principal, interest or other amounts that, but for such Blockage Notice, would have been payable by the Company to the holder of any Note during the period covered by such Blockage Notice shall be immediately due and payable in full upon the expiration of the period covered by such Blockage Notice.

Section 1405. Priority of Payments.
              ---------------------

         In the event of

                  (1) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding which relates to the Company or its property,

                  (2) any proceeding for the liquidation, dissolution or other winding-up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

                  (3)  any   assignment  by  the  Company  for  the  benefit  of
         creditors, or

                  (4) any other marshaling of the assets of the Company,

         then and in any such event:

                  (i) all Senior Debt shall first be paid in full, in cash, before any payment or distribution, whether in cash, securities or other property (other than payments from the Reserve Account in accordance with Section 1202), shall be made to any Holder on account of any Notes;

                  (ii) any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan or reorganization or readjustment the payment of which is subordinated, at least to the extent of the Notes as provided in this Section 1405, to the payment of all Senior Debt at the time outstanding and to any Securities issued to the holders of Senior Debt in respect of the Senior Debt under any such plan or reorganization or readjustment), that would otherwise (but for this Section 1405), be payable or deliverable in respect of any Notes, shall be paid or delivered directly to the holders of Senior Debt in accordance with the priorities then existing among such holders of Senior Debt until all Senior Debt shall have been paid in full, in cash; and

                  (iii) if any holder of Notes fails to file a claim or proof of debt in respect of such Notes in such proceedings at least thirty (30) business days prior to the latest date permitted by rule of law or court order for such filing, then the holders of Senior Debt shall be authorized (but not obligated) to file such claim or proof on behalf of such Holder of Notes. Each Holder of the Notes, while it shall retain the right to vote its claim and otherwise act in any bankruptcy, insolvency or similar proceeding related to the Company, shall not take any act or vote in any way so as to contest the enforceability of the subordination provisions set forth herein.

Section 1406. Acceleration of Notes.
              ----------------------

         In the event that the Senior Debt shall be declared due and payable as the result of the occurrence of any one or more defaults in respect thereof, under circumstances when the terms of Section 1405 of this Indenture do not prohibit payment on the Notes, no direct or indirect payment (in cash, securities, other property or by set-off or otherwise) shall be made or agreed to be made on account of any Note, or as a sinking fund for any Note, or in respect of any redemption, retirement, purchase, prepayment or other acquisition of any Note, unless and until all Senior Debt shall have been paid in full, in cash, or such declaration and its consequences shall have been rescinded and all such defaults shall have been remedied or waived in writing or shall have ceased to exist.

Section 1407. Avoided Payments.
              -----------------

         In the event that

                  (1) any payment or distribution shall be paid to or collected or received by any holders of Notes in contravention of any of the terms of this Article XIV and prior to the payment in full, in cash, of the Senior Debt at the time outstanding, and

                  (2) any holder of such Senior Debt shall have notified the Trustee, within ninety (90) days of any such payment or distribution, of the facts by reason of which such collection or receipt so contravenes this Article XIV, then and in any such event such holders of the Notes will deliver such payment or distribution, to the extent necessary to pay all such Senior Debt in full, in cash, to the holders of such Senior Debt and, until so delivered, the same shall be held in trust by such holders of the Notes as the property of the holders of such Senior Debt. If, after any amount is delivered to the holders of Senior Debt pursuant to this Section 1407, either (i) the holders of Notes shall be required by an order or judgment of a court of competent jurisdiction to disgorge a payment (the "Avoided Payment") received by them and so paid over (in whole or in part) to the holders of Senior Debt, or (ii) the outstanding Senior Debt shall thereafter be paid in full, in cash, without giving effect to such delivery made pursuant to this Section 1407, then, in any such case, the holders of Senior Debt shall return to such holders of the Notes an amount equal to the amount delivered to such holders of Senior Debt pursuant to this Section 1407, so long as (in the case of the immediately preceding clause (ii) only) after the return of such amount the Senior Debt shall remain paid in full, in cash. For purposes of clause (i) of the immediately preceding sentence, if less than all of the Avoided Payment was paid over to the holders of Senior Debt and the holders of the Notes are able to satisfy their obligations under such order or judgment in whole or in part from the portion of the Avoided Payment not so paid over to the holders of the Senior Debt, the holders of Senior Debt shall not be required to return any portion of the Avoided Payment in excess of the amount actually required by the holders of the Notes to satisfy their obligations.

Section 1408. Subrogation Upon Payment of Senior Debt.
              ----------------------------------------

         Upon the payment in full, in cash, of all Senior Debt, the holders of the Notes shall be subrogated to all rights of any holder of Senior Debt to receive any further payments or distributions applicable to the Senior Debt until the Notes shall have been paid in full, and such payments or distributions received by the holders of the Notes by reason of such subrogation, of cash, securities or other property that otherwise would be paid or distributed to the holders of Senior Debt, shall, as between the Company and its creditors other than the holders of Senior Debt, on the one hand, and the holders of the Notes, on the other hand, be deemed to be a payment by the Company on account of Senior Debt, and not on account of the Notes.

Section 1409. Trustee to Effectuate Subordination.
              ------------------------------------

         Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XIV and appoints the Trustee his attorney-in-fact for any and all such purposes.

Section 1410. Notice to Trustee.
              ------------------

         The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this
Article XIV. Notwithstanding the provisions of this Article XIV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this Article XIV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Debt or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Article VI, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 1410 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (or premium, if any) or interest on any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

         The Trustee, subject to the provisions of Article VI, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article XIV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article XIV, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

Section 1411. Rights  of  Trustee  as Holder of  Senior  Debt;  Preservation  of
              ------------------------------------------------------------------
              Trustee's Rights.
              -----------------

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XIV, in respect of any Senior Debt at any time held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article XIV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

Section 1412. Trustee Not Fiduciary for Holders of Senior Debt.
              -------------------------------------------------

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and, subject to the provisions of Article VI, the Trustee shall not be liable to any holder of Senior Debt if it shall in good faith mistakenly pay over or deliver to any Holder, the Company or any other person money or assets to which any holder of Senior Debt shall be entitled by virtue of this Article XIV or otherwise.

Section 1413. No Waiver of Subordination Provisions.
              --------------------------------------

         No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Notes to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

Section 1414. Defeasance of this Article XIV.
              -------------------------------

         The subordination of the Notes provided by this Article XIV shall apply only to Notes that are Outstanding under this Indenture and is expressly made subject to the provisions for Defeasance or Covenant Defeasance in Article XIII hereof and the provisions for satisfaction and discharge of this Indenture in
Article IV hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such Defeasance or Covenant Defeasance or any such satisfaction and discharge, the Notes then Outstanding shall thereupon cease to be subordinated pursuant to this Article XIV.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        MOBILE MINI, INC.

                                        By
                                          --------------------------------------

                                        ----------------------------------------

Attest:

-----------------------

                                        HARRIS TRUST AND SAVINGS BANK,
                                        as Trustee


                                        By
                                          --------------------------------------

                                        ----------------------------------------

Attest:

-----------------------

STATE OF ARIZONA   )
                   ) ss.:
COUNTY OF MARICOPA )

         On the _______ day of ___________, 1997 before me personally came ________________________, to me known, who, being by me duly sworn, did depose and say that he is _____________________ of Mobile Mini, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                        ----------------------------------------


STATE OF _______           )
                           ) ss.:
COUNTY OF ______           )

         On the ______ day of ____________, 1997 before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that he is _____________________ of Harris Trust and Savings Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                                        ----------------------------------------

                                    Exhibit A
                                    ---------


                         [Form of Subsidiary Guarantee]

                                    Exhibit B
                                    ---------


                  [Form of Reserve Account Security Agreement]